                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman

                                                                   July 31, 2002

Fellow Partner:

     Our Fund earned $1.86 per share of net investment income in the six months ended June 30, 2002. Earnings in the same period of 2001 were also $1.86 per share.

     After providing for the $0.85 per share distribution to partners of record on June 27, 2002, the net asset value per partnership share at June 30, 2002 was $286.12. The net asset value at March 31, 2002, our last report date, was $343.80.

     The shares of Agere Systems, Inc. were distributed by Lucent Technologies, Inc. in June 2002.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed,

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

EQUITY MARKET REVIEW

     Second quarter equity market performance was abysmal across the board in the U.S. and globally. In fact, the S&P 500 Index turned in the second worst quarterly performance since the current bear market started in early 2000, following only the third quarter of 2001, when the market plummeted immediately following the terrorist attacks on September 11th. The S&P 500 Index returned -13.4% for the quarter, losing ground throughout the 3-month period. Year to date, the Index has declined -13.2% and seems well on its way to logging its third year in a row of negative returns. Other major stock indices also showed poor results, with the Dow Jones Industrial Average down -10.7% and the NASDAQ Composite Index down an astounding -20.7%, taking it down to 1998 levels. Despite a generally improving economic backdrop, stocks declined primarily on shaken investor confidence as a result of continuing corporate governance concerns brought on by Enron and exacerbated during the quarter by the indictment of Tyco Corp.'s CEO on tax evasion charges and the announcement by WorldCom that earnings would be restated down by $3.8 billion dollars due to improper accounting treatment of capital expenses at the company. Continuing violence in the Mid-east and the threat of more terrorist attacks in the U.S. also impacted investor sentiment. Corporate profits will continue to recover over the course of this year but both the strength and sustainability of the recovery are in question. The current consensus of analysts is that S&P 500 earnings for 2002 will be up 10% over last year and that 2003 earnings will be 13% above this year. The major markets are certainly over-sold at today's levels, so we would not rule out a rally but with P/E multiples already fairly high on an absolute basis by historical standards, we believe that equity returns are likely to be sub-par for the year.

     On June 27, the 1st quarter GDP growth figure, which stood at 5.6%, was revised up to 6.1%, indicating an even stronger recovery than was previously believed. The short-lived official recession in the U.S. was caused primarily by a contraction in capital spending while the consumer remained in a relatively healthy position. According to the Bureau of Economic Analysis, business inventories dipped drastically throughout last year, reaching historically low levels. While a partial pick-up in the inventory cycle has occurred, the strength of the recovery from this point will still depend largely on the consumer. The unemployment rate declined in June to 5.8% from 6.0% in May, real earnings and average hours worked have remained stable and housing starts remained robust during the quarter -- all further evidence that the consumer is relatively healthy and could remain so. Still, we find it hard to believe that even stronger consumer demand will emerge to drive the recovery at its current pace. Normally, in a recession consumers retrench and rebuild their balance sheets but in this recession they never did.

     The U.S. dollar declined 13% versus the yen and the Euro during the quarter. While this is clearly good news for U.S. exporters, it may not be positive for U.S. financial markets. Clearly, foreign investment in U.S. financial markets is problematic if this trend continues. Additionally, any hint of inflation would be a real negative in our opinion.

     The CRB Composite Index bottomed out in October last year near 1999's lows and has been climbing throughout 2002. Inflation figures may move to the fore in investors' minds going forward.

     Within the large cap market, an eclectic group of stocks managed to outperform. On one hand, basic materials outperformed the market significantly as investors looked to stocks where earnings are leveraged to an improving economy. But on the other hand, consumer staples and energy, typically defensive sectors also outperformed as some investors sought relative safety in earnings. Of the normally defensive groups, packaged foods were up 4% and soft drinks were up 4%. Information technology, down 26%, and telecommunications, down 24%, were the worst performing sectors for the quarter, with the wireless services industry again performing among the worst, down 44% for the quarter -- following a 46% fall last quarter. The sell-off in technology spread to software following downbeat assessments by several companies of the current business environment. Software stocks were down 45% for the quarter.

CHESTNUT STREET EXCHANGE FUND PORTFOLIO

     During the second quarter, the Fund decreased -16.53% versus a -13.39% decrease for the S&P 500, underperforming the benchmark by 314 basis points. However, for the past twelve months the Fund is down -13.66% versus the S&P 500 decrease of -17.98%. The star performer in the quarter was Coca Cola as the company's volume continues to accelerate, currently at a 4.8% rate. Other positive performance contributors included Bank of America, Moody's and 3M. The positive relative performance of Bank of America was due to management's restructuring the bank's portfolio to address a rising interest rate environment. Moody's provides strategically important credit analysis that has become more important as market participants focus on credit worthiness. Management has indicated that earnings should exceed expectations. 3M is also exceeding expectations as CEO James McNerney, who came from GE, is driving the company to an increasing secular growth rate. He is implementing 2,500 cost-cutting projects and has reduced headcount by 6,500 workers since December 2000. Six Sigma is just starting to be implemented. Digitization will be next, to be followed by opportunistic acquisitions. Debt is being reduced and shares are being repurchased.

     Intel's stock accounted for the greatest negative impact to the Fund and also accounted for the entire underperformance of the Fund in the quarter. Intel's stock declined 40%. On June 7th management lowered the second quarter sales forecast, signaling a slower recovery for electronics demand worldwide. The negative surprises were weakness in Europe, a customer shift toward cheaper chips and no improvement in corporate demand. Intel declined 19% that day.

     Johnson & Johnson, Abbott Labs, General Electric, Merck and Tyco also negatively impacted the Fund but altogether did not equal Intel's effect. Johnson & Johnson's drug Eprex/Procrit (a $4.3 billion franchise) has had an abnormal amount of deaths in its patient base. Concerns over manufacturing methods at the Puerto Rican manufacturing plant have arisen. In July, the FDA's Office of Criminal Investigation announced a probe into those facilities. Abbott's manufacturing facilities in Illinois failed a re-inspection by the FDA. The company's failure to correct previously detected deficiencies at the plant will reduce 2002 EPS. General Electric and Tyco International continue to be tainted by the Enron debacle. Both have entered into numerous financial arrangements and made many acquisitions. But unlike Enron, we believe that both companies are strong ongoing concerns without the fraudulent attributes of Enron despite Tyco CEO's alleged personal transgressions. Merck has or will have significant generic competition on $2.4 billion of the company's sales that are facing patent expiration. In addition, Merck will have to do additional safety testing of the painkiller Arcoxia before seeking FDA approval, delaying sales of the product from 2002 to 2004. The drug had been expected to compensate for part of the lost sales from patent expiration.

                              PERFORMANCE SUMMARY

                                                 CHESTNUT STREET    S&P 500       DJIA
AS OF JUNE 30, 2002                               EXCHANGE FUND      INDEX       INDEX
-------------------                              ---------------    --------    --------
2nd Quarter, 2002..............................       -16.53%         -13.39%     -10.71%
1 Year.........................................       -13.66%         -17.98%     -10.30%
3 Years........................................        -7.30%          -9.17%      -3.96%
5 Years........................................         1.40%           3.66%       5.57%
10 Years.......................................        10.68%          11.43%      13.18%
Inception (12/29/76)
  Annualized...................................        13.16%          12.87%      13.19%
  Cumulative...................................     2,266.77%       2,091.45%   2,254.18%

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                                 JUNE 30, 2002

                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
COMMON STOCKS--97.9%
             BASICS--5.8 %
    109,302  Air Products &
               Chemicals, Inc. ............    $  5,516,472
    153,122  Cabot Corporation.............       4,386,945
     58,338  *Cabot Microelectronics
               Corp. ......................       2,517,868
     14,458  Stora Enso Oyj ADR............         191,569
     53,382  MeadWestvaco Corp.............       1,791,500
     45,830  Weyerhaeuser Company..........       2,926,246
                                               ------------
                                                 17,330,600
                                               ------------
             CAPITAL EQUIPMENT--6.6 %
    154,751  Emerson Electric Company......       8,280,726
    384,000  General Electric Co...........      11,155,200
                                               ------------
                                                 19,435,926
                                               ------------
             CONSUMER CYCLICALS--4.1 %
    204,000  Disney (Walt)
               Company.....................       3,855,600
     68,416  Harland (John H.) Co. ........       1,929,331
     52,000  3M Co.........................       6,396,000
                                               ------------
                                                 12,180,931
                                               ------------
             ENERGY--3.9 %
     44,280  BP P.L.C. ADR.................       2,235,697
    155,296  Exxon Mobil Corp..............       6,354,712
     60,432  Schlumberger, Ltd.............       2,810,088
     11,699  Transocean, Inc...............         364,424
                                               ------------
                                                 11,764,921
                                               ------------
             FINANCIAL--20.5 %
    131,790  American Express Co. .........       4,786,613
    208,286  Bank of America Corp. ........      14,655,003
     36,084  CIGNA Corporation.............       3,515,303
     70,000  Fannie Mae....................       5,162,500
     97,200  Wachovia Corporation..........       3,711,096
     58,176  Marsh & McLennan Companies,
               Inc. .......................       5,619,802
     50,647  Moody's Corporation...........       2,519,688
    148,000  J.P. Morgan Chase & Co. ......       5,020,160
    314,532  Wells Fargo & Co. ............      15,745,472
                                               ------------
                                                 60,735,637
                                               ------------

  SHARES                                          VALUE
-----------                                    ------------
             HEALTHCARE--28.9 %
    243,928  Abbott Laboratories, Inc. ....    $  9,183,889
     44,000  Aetna, Inc. ..................       2,110,680
     78,354  Baxter International, Inc. ...       3,482,835
    160,000  *Guidant Corp. ...............       4,836,800
     96,599  IMS Health, Inc. .............       1,733,952
    758,416  Johnson & Johnson, Inc. ......      39,634,820
    401,801  Merck & Company, Inc. ........      20,347,203
    172,000  Schering-Plough Corp. ........       4,231,200
                                               ------------
                                                 85,561,379
                                               ------------
             RETAIL--0.6 %
     57,133  Albertson's, Inc. ............       1,740,271
                                               ------------
             STAPLES--5.4 %
    283,411  Coca Cola (The) Company.......      15,871,016
                                               ------------
             TECHNOLOGY--17.9 %
        908  *Agere Systems, Inc.
               Class A.....................           1,271
     22,292  *Agere Systems, Inc.
               Class B.....................          33,438
     17,008  *Agilent Technologies,
               Inc. .......................         402,239
     89,192  Hewlett-Packard
               Company.....................       1,362,854
     41,884  International Business
               Machines Corporation........       3,015,648
  2,085,892  Intel Corp. ..................      38,109,247
     84,260  *Lucent Technologies, Inc. ...         139,872
     55,400  *Microsoft Corp. .............       3,030,380
    357,354  Motorola, Incorporated........       5,153,045
    138,212  Tyco International, Ltd. .....       1,867,244
                                               ------------
                                                 53,115,238
                                               ------------
             TRANSPORTATION--2.1 %
    119,796  Burlington Northern Santa Fe
               Corp. ......................       3,593,880
     40,000  Union Pacific Corp. ..........       2,531,200
                                               ------------
                                                  6,125,080
                                               ------------
             UTILITIES--2.1 %
    151,713  Verizon
               Communications, Inc. .......       6,091,277
                                               ------------
             Total Common Stocks
               (Cost: $46,797,556).........     289,952,276
                                               ------------
    PAR
-----------
SHORT-TERM OBLIGATIONS--2.3 %
 $6,900,000  U.S. Treasury Bill 07/18/02,
               1.64%
               (Cost: $6,894,656)..........       6,894,656
                                               ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      STATEMENT OF NET ASSETS (CONCLUDED)

                                              VALUE
                                           ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $53,692,213)............  100.2%   296,846,932
Distributions payable............   (0.3)%     (880,384)
Other assets in excess of other
  liabilities....................    0.1%       383,845
                                   -----   ------------
NET ASSETS (Applicable to
  1,035,746 partnership shares
  outstanding)...................  100.0%  $296,350,393
                                   =====   ============
NET ASSET VALUE PER SHARE........          $     286.12
                                           ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (1,031,090 shares).............          $295,018,206
Managing general partners
  (4,656 shares).................             1,332,187
                                           ------------
Total net assets
  (1,035,746 shares).............          $296,350,393
                                           ============

* Non-Income Producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2002

                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $  2,592,073
  Interest..................................................        53,180
                                                              ------------
     Total investment income................................     2,645,253
                                                              ------------
EXPENSES
  Investment advisory fee...................................       568,719
  Managing general partners' compensation and officer's
     salary.................................................        47,712
  Legal.....................................................        34,043
  Audit.....................................................        14,782
  Custodian.................................................        12,495
  Printing..................................................        14,123
  Transfer agent............................................         7,107
  Insurance.................................................         1,584
  Miscellaneous.............................................           282
                                                              ------------
     Total expenses.........................................       700,847
                                                              ------------
       NET INVESTMENT INCOME................................     1,944,406
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain from security transactions: distributed upon
     redemption of partnership shares.......................     5,976,822
  Unrealized appreciation of investments:
     Beginning of period....................................  $306,011,562
     End of period..........................................   243,154,719
                                                              ------------
                                                               (62,856,843)
                                                              ------------
                                                               (56,880,021)
       Net realized and unrealized loss on investments......
                                                              ------------
                                                              $(54,935,615)
     Net decrease in net assets resulting from operations...
                                                              ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED         YEAR ENDED
                                                              JUNE 30, 2002    DECEMBER 31,
                                                               (UNAUDITED)         2001
                                                              -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income..................................  $  1,944,406     $  4,049,642
     Excess of market value over book value of securities
       distributed upon redemption of partnership shares....     5,976,822       12,883,540
     Decrease in unrealized appreciation of investments.....   (62,856,843)     (37,284,735)
                                                              ------------     ------------
     Decrease in net assets resulting from operations.......   (54,935,615)     (20,351,553)
                                                              ------------     ------------
DISTRIBUTIONS TO PARTNERS FROM:
  Net investment income.....................................    (1,775,918)      (4,043,066)
                                                              ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Net asset value of 546 and 993 shares subscribed or issued
     in lieu of cash distributions..........................       187,730          328,478
  Cost of 22,558 and 42,223 shares repurchased..............    (7,180,597)     (14,459,061)
                                                              ------------     ------------
  Decrease in net assets from capital share transactions....    (6,992,867)     (14,130,583)
                                                              ------------     ------------
  Total decrease in net assets..............................   (63,704,400)     (38,525,202)
NET ASSETS:
  Beginning of period.......................................   360,054,793      398,579,995
                                                              ------------     ------------
  End of period.............................................  $296,350,393     $360,054,793
                                                              ============     ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                SIX MONTHS
                                   ENDED                     YEARS ENDED DECEMBER 31,
                               JUNE 30, 2002   ----------------------------------------------------
                                (UNAUDITED)      2001       2000       1999       1998       1997
                               -------------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period.....................    $ 340.39      $ 362.68   $ 369.83   $ 347.51   $ 293.03   $ 242.91
                                 --------      --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income......        1.86          3.79       3.76       3.64       3.76       3.29
  Net gains (losses) on
     securities (both
     realized and
     unrealized).............      (54.43)       (22.30)     (7.15)     22.39      54.49      50.27
                                 --------      --------   --------   --------   --------   --------
     Total from investment
       operations............      (52.57)       (18.51)     (3.39)     26.03      58.25      53.56
                                 --------      --------   --------   --------   --------   --------
Less Distributions:
  From net investment
     income..................       (1.70)        (3.78)     (3.76)     (3.65)     (3.77)     (3.28)
  From realized gains........        0.00          0.00       0.00      (0.06)      0.00      (0.16)
                                 --------      --------   --------   --------   --------   --------
     Total distributions.....       (1.70)        (3.78)     (3.76)     (3.71)     (3.77)     (3.44)
                                 --------      --------   --------   --------   --------   --------
Net Asset Value,
  End of Period..............    $ 286.12      $ 340.39   $ 362.68   $ 369.83   $ 347.51   $ 293.03
                                 ========      ========   ========   ========   ========   ========
Total Return.................    (30.95)%*      (5.05)%    (0.92)%      7.52%     20.25%     22.11%
Ratios/Supplemental Data:
  Net Assets, End of Period
     (000's).................    $296,350      $360,055   $398,580   $422,604   $409,019   $351,582
  Ratios to average net
     assets:
     Operating expenses......       0.41%*        0.39%      0.38%      0.38%      0.38%      0.50%
     Net investment income...       1.12%*        1.12%      0.96%      1.00%      1.18%      1.17%
  Portfolio Turnover Rate....       0.00%*        0.00%      1.77%      2.48%      0.76%      1.26%

---------------
* Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

(A) Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Significant accounting policies are as follows: Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the close of trading on June 28, 2002. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make the requisite distribution of taxable investment income and capital gains to its shareholders which will relieve it from all or substantially all federal income and excise taxes.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(B) Effective January 1,1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997. Commencing in 1998, the Fund will not distribute net long-term capital gains, but will retain the gains and pay the applicable corporate income tax. On the last day of the year, the partners are entitled to a proportionate credit of the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. The Fund had no net realized long-term capital gains in the six months ended June 30, 2002.

(C) PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for the services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

    The managing general partners each receive a fixed fee as compensation for their services. PFPC Inc., an affiliate of PNC Bank, is the Fund's transfer agent. On July 30, 2001, PFPC Trust Company, a subsidiary of PFPC Inc., became the Fund's custodian.

(D) There were no purchases or sales of investment securities (excluding short-term obligations) in the six months ended June 30, 2002.

(E) At June 30, 2002, net assets consisted of:

Undistributed net investment income.........................    $    175,216
Net unrealized appreciation of investments (book basis).....     243,154,719
Other capital -- paid-in or reinvested......................      53,020,458
                                                                ------------
                                                                $296,350,393
                                                                ============

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------

                             [CHESTNUT STREET LOGO]

                               Semiannual Report
                                 June 30, 2002

                            Chestnut Street Exchange

                                      Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                    Edward J. Roach, President and Treasurer
---------------------------------------------------
---------------------------------------------------